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                                                                     Exhibit 4.4



                       INCORPORATED UNDER THE LAWS OF THE
                          COMMONWEALTH OF PENNSYLVANIA


NUMBER                                                                  SHARES
SPECIMEN                                                                SPECIMEN

                                 ALKERMES, INC.
                             Non-Voting Common Stock

                            450,000 Shares Authorized
                                 $.01 Par Value


THIS CERTIFIES THAT ___ SPECIMEN ___ is the registered holder of________________ ________________________________ Shares of the Non-Voting Common Stock of ALKERMES, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______________ day of _________________________ A.D. ________.





________________________________             __________________________________
                       Secretary                        Chief Executive Officer


                                     [SEAL]







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THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT
CHARGE, A STATEMENT OF THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE CORPORATION.







         For Value Received, _____________________________ hereby sell, assign and transfer unto_______________________________________________________________

________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint:

__________________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated: ____________________


         In presence of _______________________________________________________

_______________________________________________________________________________




NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.





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